Exhibit 10.1

LASHOU GROUP INC.

2010 GLOBAL SHARE PLAN

(Adopted by the Company’s Board of Directors on  July 22, 2010)

(Approved by the Company’s Members on July 22, 2010)

1.                                       Purposes of the Plan.  The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to selected Employees, Directors, and Consultants and to promote the success of the Company’s business.  The Plan permits the grant of Options and Restricted Shares as the Administrator may determine.

2.                                       Definitions.  For the purposes of this Plan, the following terms shall have the following meanings:

(a)                                  “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b)                                 “Applicable Law” means any applicable legal requirements relating to the administration of and the issuance of securities under equity securities-based compensation plans, including, without limitation, the requirements of U.S. state corporate laws, U.S. federal and state securities laws, U.S. federal law, the Code, the laws of the Cayman Islands, the laws of the People’s Republic of China, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted and the applicable laws, rules and regulations of any other country or jurisdiction where Awards are, or will be, granted under the Plan.  For all purposes of this Plan, references to statutes shall be deemed to include any rules and regulations promulgated pursuant to authority set forth in such statutes and references to statutes and regulations shall be deemed to include any successor statutes or regulations, to the extent reasonably appropriate as determined by the Administrator.

(c)                                  “Award” means, individually or collectively, a grant under the Plan of Options or Restricted Shares.

(d)                                 “Award Agreement” means a written or electronic agreement between the Company and a Participant, the form(s) of which shall be approved from time to time by the Administrator, evidencing the terms and conditions of an individual Award granted under the Plan, and includes any documents attached to or incorporated into the Award Agreement.  The Award Agreement is subject to the terms and conditions of the Plan.

(e)                                  “Board” means the Board of Directors of the Company.

(f)                                    “Change in Control” means the occurrence of any of the following events:

(i)                                     Change in Ownership of the Company.  A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the share capital of the Company that, together with the share capital held by such Person, constitutes more than 50% of the total voting power of the share capital of the Company, except that any change in the ownership of the share capital of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(ii)                                  Change in Effective Control of the Company.  If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board are replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)                               Change in Ownership of a Substantial Portion of the Company’s Assets.  A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.  For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.  Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g)                                 “Code” means the U.S. Internal Revenue Code of 1986, as amended.  Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(h)                                 “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by the compensation committee of the Board,  in accordance with Section 4 hereof.

(i)                                     “Company” means LaShou Group Inc., a Cayman Islands company, or any successor corporation thereto.

(j)                                     “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(k)                                  “Date of Grant” means the date an Award is granted to a Participant in accordance with Section 14 hereof.

(l)                                     “Director” means a member of the Board.

(m)                               “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n)                                 “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary.  Neither service as a Director nor payment of a director’s fee by the Company or any Parent or Subsidiary shall be sufficient to constitute “employment” by the Company or any Parent or Subsidiary.

(o)                                 “Exercise Price” means the amount for which one Share may be purchased upon exercise of an Option, as specified by the Administrator in the applicable Award Agreement in accordance with Section 6(d) hereof.

(p)                                 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(q)                                 “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower Exercise Prices or Purchase Prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the Exercise Price or Purchase Price of an outstanding Award is reduced or increased.  The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion.

(r)                                    “Fair Market Value” means, as of any date, the value of the Shares determined as follows:

(i)                                     if the Shares are listed on any established stock exchange or a national market system, including, without limitation, The New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The

Nasdaq Stock Market, the Fair Market Value shall be the closing sales price for the Shares (or if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)                                  if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall be the mean of the high bid and low asked prices for the Shares on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or any other source as the Administrator deems reliable; or

(iii)                               in the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Administrator in accordance with Applicable Law.

(s)                                  “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t)                                    “Member” means an owner of Shares.

(u)                                 “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v)                                 “Option” means an option to purchase Shares that is granted pursuant to the Plan in accordance with Section 6 hereof.  An Option that is not designated as a Reg. S Option is, unless the Administrator provides otherwise, intended to comply with and qualify under Rule 701 promulgated under the Securities Act.

(w)                               “Parent” means a “parent corporation” with respect to the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(x)                                   “Participant” means the holder of an outstanding Award granted under the Plan, or the holder of Shares issuable or issued pursuant to the exercise of an Award.

(y)                                 “Period of Restriction” means the period during which the transfer of Restricted Shares are subject to restrictions and therefore, the Restricted Shares are subject to a substantial risk of forfeiture.  Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(z)                                   “Plan” means this 2010 Global Share Plan, as amended from time to time.

(aa)                            “Purchase Price” means the amount of consideration, if any, for which one Share may be acquired pursuant to an Award of Restricted Shares, as specified by the Administrator in the applicable Award Agreement in accordance with Section 7(d) hereof.

(bb)                          “Reg. S Option” means an Option that (i) is granted to a Service Provider who is not a U.S. Person, and (ii) is not intended to qualify under Rule 701 promulgated under the Securities Act.

(cc)                            “Reg. S Restricted Shares” means an Award of Restricted Shares that (i) is granted to a Service Provider who is not a U.S. Person, and (ii) is not intended to qualify under Rule 701 promulgated under the Securities Act.

(dd)                          “Restricted Shares” means Shares issued pursuant to an Award of Restricted Shares under Section 7 hereof or issued pursuant to the early exercise of an Option.  Restricted Shares that are not designated as Reg. S Restricted Shares are, unless the Administrator provides otherwise, intended to comply with and qualify under Rule 701 promulgated under the Securities Act.

(ee)                            “Securities Act” means the U.S. Securities Act of 1933, as amended.

(ff)                                “Service Provider” means an Employee, Director, or Consultant.

(gg)                          “Share” means an Ordinary Share of the Company, as adjusted in accordance with Section 12 hereof.

(hh)                          “Shareholders Agreement” means any agreement between a Participant and the Company or Members of the Company or both.

(ii)                                  “Subsidiary” means a “subsidiary corporation” with respect to the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(jj)                                  “Ten Percent Owner” means a Service Provider who owns more than 10% of the total combined voting power of all classes of outstanding securities of the Company or any Parent or Subsidiary.  In determining ownership of securities, the attribution rules of Section 424(d) of the Code shall apply.

(kk)                            “U.S.” or “United States” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

(ll)                                  “U.S. Person” has the meaning accorded to it in Rule 902(k) of the Securities Act, and currently includes:

(i)                                     any natural person resident in the United States;

(ii)                                  any partnership or corporation organized or incorporated under the laws of the United States;

(iii)                               any estate of which any executor or administrator is a U.S. Person;

(iv)                              any trust of which any trustee is a U.S. Person;

(v)                                 any agency or branch of a foreign entity located in the United States;

(vi)                              any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

(vii)                           any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(viii)                        any partnership or corporation if:

(A)                              organized or incorporated under the laws of any foreign jurisdiction; and

(B)                                formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) promulgated under the Securities Act) who are not natural persons, estates or trusts.

3.                                       Shares Subject to the Plan

(a)                                  Basic Limitation.  Subject to the provisions of Section 12 hereof, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan shall not exceed 2,201,860 Shares. The Shares may be authorized but unissued, or reacquired Shares.  The number of Shares that are subject to Awards outstanding under the Plan at any time shall not exceed the aggregate number of Shares that then remain available for issuance under the Plan.  The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of outstanding Awards granted under the Plan.

(b)                                 Additional Shares.  If an Award expires, becomes unexercisable, or is cancelled, forfeited to or repurchased by the Company due to the failure to vest, or otherwise terminated without having been exercised or settled in full, as the case may be, or is surrendered pursuant to an Exchange Program, the Shares allocable to the unexercised (or forfeited or repurchased) portion of the Award shall again become available for future grant or sale under the Plan (unless the Plan has terminated).  Shares that actually have been issued under the Plan, upon exercise of an Option or delivery under a Restricted Share, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that in the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or redemption, or are used to satisfy the Exercise Price or Purchase Price for the Award or any tax withholding obligations related to an Award, such Shares shall again become available for future grant or sale under the Plan.  Notwithstanding the foregoing and, subject to adjustment provided in Section 12, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a) hereof, plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan under this Section 3(b).

4.                                       Administration of the Plan.

(a)                                  Procedure.

(i)                                     Multiple Administrative Bodies.  Different Committees with respect to different groups of Service Providers may administer the Plan

(ii)                                  Other Administration.  Other than as provided above, the Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Law.

(b)                                 Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)                                     to determine the Fair Market Value;

(ii)                                  to select the Service Providers to whom Awards may from time to time be granted hereunder;

(iii)                               to determine the number of Shares to be covered by each Award granted hereunder;

(iv)                              to approve the form(s) of agreement, including, without limitation, the Award Agreement, for use under the Plan;

(v)                                 to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder including, but not limited to, the Exercise Price, the Purchase Price, the time or times when Options may be exercised (which may be based on performance criteria), the time or times when repurchase or redemption rights shall lapse, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)                              to institute and determine the terms and conditions of an Exchange Program;

(vii)                           to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable laws of jurisdictions other than the United States or for qualifying for favorable tax treatment under applicable foreign laws;

(viii)                        to modify or amend each Award (subject to Section 18 hereof and Participant consent if the modification or amendment is to the Participant’s detriment), including, without limitation, the discretionary authority to extend the post-termination exercisability of an Option longer than is otherwise provided for in an Award Agreement or accelerate the vesting or exercisability of an Option or lapsing of a repurchase or redemption right or forfeiture provision to which Restricted Shares may be subject;

(ix)                                to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 8;

(x)                                   to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and

(xi)                                to make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan.

(c)                                  Delegation of Authority to Officers.  Subject to Applicable Law, the Administrator may delegate limited authority to specified officers of the Company to execute on behalf of the Company any instrument required to effect an Award previously granted by the Administrator.

(d)                                 Effect of Administrator’s Decision.  All decisions, determinations, and interpretations of the Administrator shall be final and binding on all Participants and any other holders of Awards.

5.                                       Eligibility.

(a)                                  General Rule.  Only Service Providers that are not U.S. Persons, or trusts established in connection with any employee benefit plan of the Company (including the Plan) for the benefit of a Service Provider, shall be eligible for the grant of Reg. S Options and Reg. S Restricted Shares.  Nonstatutory Stock Options that are not designated as Reg. S Options and Restricted Shares that are not designated as Reg. S Restricted Shares may be granted to Service Providers only.  Incentive Stock Options may be granted to Employees only.  Any Awards granted to Consultants that are intended to comply with and qualify under Rule 701 promulgated under the Securities Act may only be granted to natural persons who meet the requirements set forth under Rule 701(c)(1)(ii) and (iii) of the Securities Act.

(b)                                 Members with Ten-Percent Holdings.  A Ten Percent Owner shall not be eligible for the grant of an Incentive Stock Option unless (i) the Exercise Price is at least 110% of the Fair Market Value on the Date of Grant, and (ii) the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Date of Grant.

(c)                                  Service Providers Located in California.  Notwithstanding any contrary provision of the Plan, a Service Provider located in California is eligible to receive only Awards that comply with the California Award Terms and Conditions attached hereto as Exhibit A.

6.                                       Terms and Conditions of Options.

(a)                                  Award Agreement.  Each grant of an Option under the Plan shall be evidenced by an Award Agreement between the Participant and the Company.  Each Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Administrator deems appropriate for inclusion in an Award Agreement.  The provisions of the various Award Agreements entered into under the Plan need not be identical.

(b)                                 Type of Option.  Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding a designation of an Option as an Incentive Stock Option, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds US$100,000, such Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 6(b), Incentive Stock Options shall be taken into account in the order in which they were granted.  The Fair Market Value of the Shares shall be determined as of the Date of Grant, and calculation will be performed in accordance with Section 422 of the Code and the Treasury Regulations promulgated thereunder.  Each Option also may be designated as a Reg. S Option or as an Option other than a Reg. S Option.

(c)                                  Number of Shares.  Each Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 12 hereof.

(d)                                 Exercise Price.  Each Award Agreement shall specify the Exercise Price.  The Exercise Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value per Share on the Date of Grant, and a higher percentage may be required by Section 5(b) hereof.  The Exercise Price of a Nonstatutory Stock Option shall not be less than 100% of the Fair Market Value per Share on the Date of Grant.  Subject to the preceding provisions of this Section 6(d), the Exercise Price of any Option shall be determined by the Administrator in its sole discretion.  The Exercise Price shall be payable in accordance with Section 9 hereof and the applicable Award Agreement.  Notwithstanding anything to the contrary in the foregoing or in Section 5(b), in the event of a transaction described in Section 424(a) of the Code, then, consistent with Section 424(a) of the Code, Incentive Stock Options may be issued at an Exercise Price other than as required by the foregoing provisions of this Section 6(d) and Section 5(b).

(e)                                  Term of Option.  The Award Agreement shall specify the term of the Option; provided, however, that the term shall not exceed ten (10) years from the Date of Grant, and a shorter term may be required by Section 5(b) hereof.  Subject to the preceding sentence, the Administrator in its sole discretion shall determine when an Option is to expire.

(f)                                    Exercisability.  Each Award Agreement shall specify the date when all or any installment of the Option is to become exercisable.  The exercisability provisions of any Award Agreement shall be determined by the Administrator in its sole discretion.

(g)                                 Exercise Procedure.  Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as may be determined by the Administrator and as set forth in the Award Agreement; provided, however, that an Option shall not be exercised for a fraction of a Share.

(i)                                     An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, (B) full payment for the Shares with respect to which the Option is exercised, together with any applicable tax withholding, and (C) all representations, indemnifications, and documents requested by the Administrator, including, without limitation, any Shareholders Agreement.  Full payment may consist of any consideration and method of payment authorized by the Administrator in accordance with Section 9 hereof and permitted by the Award Agreement and the Plan.

(ii)                                  Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.  Subject to the provisions of Sections 8, 9, 15, and 16, the Company shall issue (or cause to be issued) certificates evidencing the issued Shares promptly after the Option is exercised.  Notwithstanding the foregoing, the Administrator in its discretion may require the Company to retain possession of any certificate evidencing Shares acquired upon the exercise of an Option if those Shares remain subject to forfeiture, repurchase or redemption under the provisions of the Award Agreement, any Shareholders Agreement, or any other agreement between the Company and the Participant, or if those Shares are collateral for a loan or obligation due to the Company.

(iii)                               Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan (in accordance with Section 3(b)) and for sale under the Option, by the number of Shares as to which the Option is exercised.

(h)                                 Termination of Service (other than by death).

(i)                                     If a Participant ceases to be a Service Provider for any reason other than because of death, then the Participant’s Options shall expire on the earliest of the following occasions:

(A)                              The expiration date determined by Section 6(e) hereof;

(B)                                The thirtieth (30th) day following the termination of the Participant’s relationship as a Service Provider for any reason other than Disability, or such other date as the Administrator may determine and specify in the Award Agreement, provided that no Option that is exercised after the expiration of the three-month period immediately following the termination of the Participant’s relationship as an Employee shall be treated as an Incentive Stock Option; or

(C)                                The last day of the six-month period following the termination of the Participant’s relationship as a Service Provider by reason of Disability, or such other date as the Administrator may determine and specify in the Award Agreement; provided that no Option that is exercised after the expiration of the twelve-month period immediately following the termination of the Participant’s relationship as an Employee shall be treated as an Incentive Stock Option.

(ii)                                  Following the termination of the Participant’s relationship as a Service Provider, the Participant may exercise all or part of the Participant’s Option at any time before the expiration of the Option as set forth in Section 6(h)(i) hereof, but only to the extent that the Option was vested and exercisable as of the date of termination of the Participant’s relationship as a Service Provider (or became vested and exercisable as a result of the termination).  Unless the Administrator provides otherwise in an Award Agreement, the balance of the Shares subject to the Option shall be forfeited on the date of termination of the Participant’s relationship as a Service Provider.  In the event that the Participant dies after the termination of the Participant’s relationship as a Service Provider but before the expiration of the Participant’s Option as set forth in Section 6(h)(i) hereof, all or part of the Option may be exercised (prior to expiration) by the executors or administrators of the Participant’s estate or by any person who has acquired the Option directly from the Participant by beneficiary designation, bequest, or inheritance, but only to the extent that the Option was vested and exercisable as of the termination date of the Participant’s relationship as a Service Provider (or became vested and exercisable as a result of the termination).  Any Shares subject to the portion of the Option that are vested as of the termination date of the Participant’s relationship as a Service Provider but that are not purchased prior to the expiration of the Option pursuant to this Section 6(h) shall be forfeited immediately following the Option’s expiration.

(i)                                     Death of Participant.

(i)                                     If a Participant dies while a Service Provider, then the Participant’s Option shall expire on the earlier of the following dates:

(A)                              The expiration date determined by Section 6(e) hereof;

(B)                                The last day of the six-month period immediately following the Participant’s death, or such other date as the Administrator may determine and specify in the Award Agreement.

(ii)                                  All or part of the Participant’s Option may be exercised at any time before the expiration of the Option as set forth in Section 6(i)(i) hereof by the executors or administrators of the Participant’s estate or by any person who has acquired the Option directly from the Participant by beneficiary designation, bequest, or inheritance, but only to the extent that the Option was vested and exercisable as of the date of the Participant’s death or had become vested and exercisable as a result of the death.  The balance of the Shares subject to the Option shall be forfeited upon the Participant’s death.  Any Shares subject to the portion of the Option that are vested as of the Participant’s death but that are not purchased prior to the expiration of the Option pursuant to this Section 6(i) shall be forfeited immediately following the Option’s expiration.

(j)                                     Restrictions on Transfer of Shares.  Shares issued upon exercise of an Option shall be subject to such forfeiture conditions, rights of repurchase or redemption, rights of first refusal, and other transfer restrictions as the Administrator may determine.  The restrictions described in the preceding sentence shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

7.                                       Terms and Conditions of Restricted Shares.

(a)                                  Award Agreement.  Each Restricted Share granted under the Plan shall be evidenced by an Award Agreement between the Participant and the Company, which will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.  Each Restricted Share shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Administrator deems appropriate for inclusion in an Award Agreement.  Unless the Administrator determines otherwise, the Company as escrow agent will hold the Restricted Shares until the restrictions on such Shares have lapsed.  The provisions of the various Award Agreements entered into under the Plan need not be identical.

(b)                                 Type of Restricted Share.  Each Restricted Share may be designated as a Reg. S Restricted Share or as a Restricted Share other than a Reg. S Restricted Share.  If the Award Agreement does not specify the type of Restricted Share, the Restricted Share will not be treated as a Reg. S Restricted Share.

(c)                                  Duration of Offers and Nontransferability of Restricted Shares.  Any Restricted Shares granted under the Plan shall automatically expire if not exercised by the Participant within 30 days (or such longer time as is specified in the Award Agreement) after the Date of Grant.  Except as provided in this Section 7 or as the Administrator determines, Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction and shall be exercisable only by the Participant to whom the Restricted Share was granted.

(d)                                 Purchase Price.  The Purchase Price, if any, shall be determined by the Administrator in its sole discretion.  The Purchase Price, if any, shall be payable in a form described in Section 9 hereof.

(e)                                  Restrictions on Transfer of Shares.  Any Shares awarded or sold pursuant to Restricted Shares shall be subject to such forfeiture conditions, rights of repurchase or redemption, rights of first refusal, escrow provisions and other transfer restrictions as the Administrator may determine.  The restrictions described in the preceding sentence shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

(f)                                    Removal of Restrictions.  Except as otherwise provided in this Section 7, Restricted Shares granted under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine.  The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(g)                                 Voting Rights.  During the Period of Restriction, Service Providers holding Restricted Shares granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(h)                                 Dividends and Other Distributions.  During the Period of Restriction, Service Providers holding Restricted Shares shall be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise.  If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid.

8.                                       Tax Withholding.

(a)                                  Withholding Requirements.  As a condition to the exercise of an Option or purchase of Restricted Shares, the Participant (or in the case of the Participant’s death or in the event of a permissible transfer of Awards hereunder, the person exercising the Option or purchasing Restricted Shares) shall make such arrangements as the Administrator may require for the satisfaction of any applicable tax withholding arising in connection with the exercise of an Option, purchase of Restricted Shares or disposition of Awards under Applicable Laws.  The Participant (or in the case of the Participant’s death or in the event of a permissible transfer of Awards hereunder, the person exercising the Option or purchasing Restricted Shares) also shall make such arrangements as the Administrator may require for the satisfaction of any applicable U.S. federal, state, local, or non-U.S. tax withholding obligations, including those under the laws of the People’s Republic of China, that may arise in connection with the disposition of Shares acquired by exercising an Option or purchasing Restricted Shares.  The Company shall not be required to issue any Shares under the Plan until the foregoing obligations are satisfied.  Without limiting the generality of the foregoing, upon the exercise of the Option or delivery of Restricted Shares, the Company, or a Parent or Subsidiary, as required by Applicable Law, shall have the right to withhold taxes from any compensation or other amounts that the Company or such Parent or Subsidiary, as applicable, may owe to the Participant, or to require the Participant to pay to the Company or such Parent or Subsidiary, as applicable, the amount of any taxes that the Company or such Parent or Subsidiary may be required to withhold with respect to the Shares issued to the Participant or the disposition of Awards or Shares.

(b)                                 Withholding Arrangements.  Without limiting the generality of the foregoing, the Administrator in its discretion may authorize the Participant to satisfy all or part of any tax withholding liability by (i) paying cash, (ii) having the Company, or the applicable Parent or Subsidiary, withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already owned and unencumbered Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld.  The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum U.S. federal, state, local, or non-U.S. marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.  The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

9.                                       Payment for Shares.  The consideration to be paid for the Shares to be issued under the Plan, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined on the Date of Grant), subject to the provisions in this Section 9 and Applicable Law.

(a)                                  General Rule.  The entire Exercise Price or Purchase Price (as the case may be) for Shares issued under the Plan shall be payable in cash or cash equivalents at the time when the Shares are purchased, except as otherwise provided in this Section 9 or Applicable Law.

(b)                                 Surrender of Shares.  To the extent that an Award Agreement so provides, all or any part of the Exercise Price or Purchase Price (as the case may be) may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Participant. These Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date the Option is exercised or Restricted Shares are purchased.  The Participant shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price or Purchase Price (as the case may be) if this action would subject the Company to adverse accounting consequences, as determined by the Administrator.

(c)                                  Services Rendered.  At the discretion of the Administrator and to the extent so provided in the agreements evidencing Awards of Shares under the Plan, Shares may be awarded under the Plan in consideration of services rendered to the Company or any Parent or Subsidiary prior to the Award to the extent permitted by Applicable Law.

(d)                                 Promissory Note.  At the discretion of the Administrator and to the extent an Award Agreement so provides and is permitted by Applicable Laws, all or a portion of the Exercise Price or Purchase Price (as the case may be) may be paid with a promissory note in favor of the Company.  The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon.  The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code.  Subject to the foregoing provisions of this Section 9(d), the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any), and other provisions of the promissory note.

(e)                                  Exercise/Sale.  At the discretion of the Administrator and to the extent an Award Agreement so provides, and if the Shares are publicly traded, payment may be made all or in part by the delivery (on a form and in a manner prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any tax withholding.

(f)                                    Exercise/Pledge.  At the discretion of the Administrator and to the extent an Award Agreement so provides, and if the Shares are publicly traded, payment may be made all or in part by the delivery (on a form and in a manner prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any tax withholding.

(g)                                 Net Exercise.  At the discretion of the Administrator and to the extent an Award Agreement so provides, all or a portion of the Exercise Price or Purchase Price (as the case may be) may be paid by a net exercise arrangement pursuant to which the number of Shares issued upon exercise or purchase is reduced by the minimum whole number of Shares with a Fair Market Value sufficient to pay the aggregate Exercise Price or Purchase Price (as the case may be), pursuant to such terms and procedures as the Administrator in its sole discretion may specify.

(h)                                 Other Forms of Consideration.  At the discretion of the Administrator and to the extent an Award Agreement so provides, all or a portion of the Exercise Price or Purchase Price may be paid by any other form of consideration and method of payment to the extent permitted by Applicable Law, or any combination of the foregoing methods of payment.

10.                                 Nontransferability of Awards.

(a)                                  Unless otherwise determined by the Administrator and so provided in the applicable Award Agreement (or be amended to provide), an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner (whether by operation of law or otherwise) other than by will or applicable laws of descent and distribution or (except in the case of an Incentive Stock Option) pursuant to a domestic relations order, and shall not be subject to execution, attachment, or similar process, and each Award may be exercised, during the lifetime of the Participant, only by the Participant.  In the event the Administrator in its sole discretion makes a Nonstatutory Stock Option or Restricted Share transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.  Upon any attempt to pledge, assign, hypothecate, transfer, or otherwise dispose of any Award or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or attachment or similar process upon the rights and privileges conferred by this Plan, such Award shall thereupon terminate and become null and void.

(b)                                 Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (i) persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act through gifts or domestic relations orders, or (ii) to an executor or guardian of the Participant upon the death or disability of the Participant.  Notwithstanding the foregoing sentence, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with a Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

11.                                 Rights as a Member.  Until the Shares actually are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a Member shall exist with respect to the Shares, notwithstanding the exercise of the Award.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

12.                                 Adjustments; Dissolution or Liquidation; Change in Control.

(a)                                  Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

(b)                                 Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)                                  Merger or Change in Control.  In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the proceeding paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing.  In taking any of the actions permitted under this subsection 12(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the successor corporation does not assume or substitute for an Award (or portion thereof), then the Participant will fully vest in and have the right to exercise the Award as to all of the Shares subject thereto, including Shares as to which it would not otherwise be vested or exercisable, and all restrictions on Restricted Shares will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.  In addition, if an Option is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option will be exercisable for a period of time as determined by the Administrator, and the Option will terminate upon expiration of such period.

For purposes of this Section 12(c), an Award shall be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether shares, cash, or other securities or property) received in the merger or Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if the consideration received in the merger or Change in Control is not solely common stock or ordinary shares of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or vesting of the Restricted Shares, for each Share subject to the Award, to be solely common stock or ordinary shares of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares in the merger or Change in Control.

(d)                                 Reservation of Rights.  Except as provided in this Section 12 and in the applicable Award Agreement, a Participant shall have no rights by reason of (i) any subdivision or consolidation of Shares or other securities of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of Shares or other securities of any class.  Any issuance by the Company of equity securities of any class, or securities convertible into equity securities of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price or Purchase Price of Shares subject to an Award.  The grant of an Option or Restricted Share shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

13.                                 Leaves of Absence.

(a)                                  Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence.

(b)                                 A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, its Parent or any Subsidiary or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.

(c)                                  For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive

Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14.                                 Date of Grant.  The Date of Grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination to grant the Award, or such other later date as is determined by the Administrator; provided, however, that the Date of Grant of an Incentive Stock Option shall be no earlier than the date on which the individual becomes an Employee.

15.                                 Securities Law Requirements.

(a)                                  Legal Compliance.  Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure to deliver any Shares under the Plan unless the issuance and delivery of Shares comply with (or are exempt from) all Applicable Laws, including, without limitation, the Securities Act, U.S. state securities laws and regulations, the laws and regulations of the People’s Republic of China, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)                                 Investment Representations.  Shares delivered under the Plan shall be subject to transfer restrictions, and the person acquiring the Shares shall, as a condition to the exercise of an Option or the purchase of Restricted Shares if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with Applicable Law, including, without limitation, the representation and warranty at the time of acquisition of Shares that the Shares are being acquired only for investment purposes and without any present intention to sell, transfer, or distribute the Shares.

(c)                                  Regulation S Transfer Restrictions.  Any Shares issued pursuant to a Reg. S Restricted Share or the exercise of a Reg. S Option shall not be offered or sold in an unregistered transaction to a U.S. Person or for the account or benefit of a U.S. Person prior to the expiration of the first anniversary (or the six-month anniversary if the Company is a “reporting issuer,” as defined in Rule 902 under the Securities Act) of the date on which the Reg. S Restricted Share or Reg. S Option was issued by the Company (the “Regulation S Compliance Period”).  Any Shares offered or sold pursuant to a Reg. S Restricted Share or the exercise of a Reg. S Option prior to the expiration of the Regulation S Compliance Period may be offered or sold only if permitted by the Administrator in accordance with the following conditions: (i) the purchaser of Shares issued pursuant to a Reg. S Restricted Share or the exercise of a Reg. S Option certifies that it is not a U.S. Person and is not acquiring the Shares for the account or benefit of any U.S. Person or is a U.S. Person who is purchasing the Shares in a transaction that does not require registration under the Securities Act; (ii) the purchaser of the Shares issued pursuant to a Reg. S Restricted Share or the exercise of a Reg. S Option agrees to resell such Shares only in accordance with the provisions of Regulation S promulgated under the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such Shares unless in compliance with the Securities Act; and (iii) the certificate evidencing the Shares shall contain restrictive legends to a similar effect as set forth in (ii).  The restrictions described in this Section 15(c) shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

16.                                 Inability to Obtain Authority.  The inability of the Company, a Parent or a Subsidiary to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.  In addition, the inability of a Participant who is a resident of the People’s Republic of China to obtain authority (including approval and registration) from relevant regulatory bodies of the People’s Republic of China, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company, any Parent and any Subsidiary of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained, and if the inability is revealed or occurs after such Shares have been issued or sold by the Company, the inability shall entitle the Company to redeem or request the Participant to transfer the Shares so issued on such terms as the Administrator determines, subject to Applicable Law.  The Company, any Parent and any Subsidiary shall be relieved from any liability for the redemption and the request for transfer.

17.                                 Approval by Members.  The Plan shall be subject to approval by the Members of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.  Such approval by Members of the Company shall be obtained in the degree and manner required under Applicable Law.  Awards may be granted but Options may not be exercised and Restricted Shares may not be purchased prior to approval of the Plan by Members of the Company.

18.                                 Duration and Amendment.

(a)                                  Term of Plan.  Subject to approval by Members of the Company in accordance with Section 17 hereof, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the Members of the Company as described in Section 17 hereof.  In the event that the Members of the Company fail to approve the Plan within twelve (12) months prior to or after its adoption by the Board, any Awards that have been granted and any Shares that have been awarded or purchased under the Plan shall be rescinded, and no additional Awards shall be granted thereafter.  Unless sooner terminated under Section 18(b) hereof, the Plan shall continue in effect for a term of ten (10) years from the later of (a) the effective date of the Plan, or (b) the earlier of the most recent Board or stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.

(b)                                 Amendment and Termination.  The Administrator may at any time amend, alter, suspend, or terminate the Plan.

(c)                                  Approval by Members.  The Administrator shall obtain approval of the Members of any Plan amendment to the extent necessary or desirable to comply with Applicable Law.

(d)                                 Effect of Amendment or Termination.  No amendment, alteration, suspension, or termination of the Plan shall materially and adversely impair the rights of any Participant with respect to an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.  No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Award granted prior to the termination of the Plan.

19.                                 Legending Share Certificates.  In order to enforce any restrictions imposed upon Shares issued upon the exercise of Options or the acquisition of Restricted Shares, including, without limitations, the restrictions described in Sections 6(j), 7(e), and 15(c) hereof, the Administrator may cause a legend or legends to be placed on any share certificates representing the Shares, which legend or legends shall make appropriate reference to the restrictions, including, without limitation, a restriction against sale of the Shares for any period as may be required by Applicable Law.

20.                                 No Retention Rights.  Neither the Plan nor any Award shall confer upon any Participant any right to continue his or her relationship as a Service Provider with the Company for any period of specific duration or interfere in any way with his or her right or the right of the Company (or any Parent or Subsidiary employing or retaining the Participant), which rights are hereby expressly reserved by each, to terminate this relationship at any time, with or without cause, and with or without notice.

21.                                 No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Parent or Subsidiary and a Participant or any other person.  To the extent that any Participant acquires a right to receive payments from the Company or any Parent or Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company, a Parent, or any Subsidiary.

22.                                 No Rights to Awards.  No Participant, eligible Service Provider, or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Service Providers, Participants, or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

23.                                 Information to Participants.  Beginning on the earlier of (i) the date that the aggregate number of Participants under this Plan is five hundred (500) or more and the Company is relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act and (ii) the date that the Company is required to deliver information to Participants pursuant to Rule 701 under the Securities Act, and until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, is no longer relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act or is no longer required to deliver information to Participants pursuant to Rule 701 under the Securities Act, the Company shall provide to each Participant the information described in paragraphs (e)(3), (4), and (5) of Rule

701 under the Securities Act not less frequently than every six (6) months with the financial statements being not more than 180 days old and with such information provided either by physical or electronic delivery to the Participants or by written notice to the Participants of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information.  The Company may request that Participants agree to keep the information to be provided pursuant to this Section confidential.  If a Participant does not agree to keep the information to be provided pursuant to this Section confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) under the Exchange Act or Rule 701 of the Securities Act.

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EXHIBIT A

CALIFORNIA AWARD TERMS AND CONDITIONS

This Exhibit A to the LaShou Group Inc. 2010 Global Share Plan will apply only to Participants who are residents of the State of California and who are receiving an Award under the Plan.  Capitalized terms contained herein will have the same meanings given to them in the Plan, unless otherwise provided by this Exhibit A.  Notwithstanding any provisions contained in the Plan to the contrary and to the extent required by Applicable Laws, the following terms will apply to all Awards granted to residents of the State of California, until such time as the Administrator amends this Exhibit A or the Administrator otherwise provides.  This Exhibit A will be deemed to be part of the Plan and the Administrator will have the authority to amend this Exhibit A in accordance with Section 18 of the Plan.

1.                                       Eligibility.  Reg. S Options and Reg. S Restricted Shares may be granted only to Service Providers that are not U.S. Persons.  Nonstatutory Stock Options that are not designated as Reg. S Options and Restricted Shares that are not designated as Reg. S Restricted Shares may be granted only to Service Providers.  Incentive Stock Options may be granted only to Employees.

2.                                       Option Term.  The term of each Option will be stated in the Award Agreement, provided, however, that the term will be no more than ten (10) years from the date of grant thereof.

3.                                       Termination of Service.

(a)                                  If a Participant ceases to be a Service Provider, such Participant may exercise his or her Option within thirty (30) days of termination, or such longer period of time as specified in the Award Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration date determined by Section 6(e) of the Plan).

(b)                                 If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of termination, or such longer period of time as specified in the Award Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration date determined by Section 6(e) of the Plan).

(c)                                  If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following Participant’s death, or such longer period of time as specified in the Award Agreement, to the extent that the Option is vested on the date of death (but in no event later than the expiration date determined by Section 6(e) of the Plan).

4.                                       Transferability.  Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant.  If the Administrator in its sole discretion makes an Award transferable, such Award may only be transferred (i) by will,

(ii) by the laws of descent and distribution, (iii) or as permitted by Rule 701 of the Securities Act.

5.                                       Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award; provided, however, that the Administrator shall make such adjustments to an Award as required by Section 25102(o) of the California Corporations Code to the extent the Company is relying upon the exemption afforded thereby with respect to the Award.

6.                                       Grant of Award.  No Award will be granted to a resident of California more than ten (10) years after the earlier of the date of adoption of the Plan or the date the Plan is approved by the Members.